                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                      LONE STAR STEAKHOUSE & SALOON, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 17, 2002

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON FRIDAY, JUNE 14, 2002, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the offer is:

                              Wachovia Bank, N.A.

             By Mail:                    By Overnight Delivery:               By Hand Delivery:



       Wachovia Bank, N.A.                Wachovia Bank, N.A.                Wachovia Bank, N.A.
   1525 West W.T. Harris Blvd.        1525 West W.T. Harris Blvd.         1525 West W.T. Harris Blvd
           Building 3C3                       Building 3C3                       Building 3C3
     Charlotte, NC 28262-1153           Charlotte, NC 28262-1153           Charlotte, NC 28262-1153
        Attn: Reorg Dept.                  Attn: Reorg Dept.                  Attn: Reorg Dept.

     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO LONE STAR STEAKHOUSE & SALOON, INC. WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                            CERTIFICATE(S) ENCLOSED
        APPEAR(S) ON SHARE CERTIFICATE(S))                            (ATTACH SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                            SHARE                 OF SHARES                NUMBER
                                                         CERTIFICATE            EVIDENCED BY              OF SHARES
                                                         NUMBER(S)*         SHARE CERTIFICATE(S)         TENDERED**
                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------



                                                   -----------------------------------------------------------------
   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                   TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------

 * DOES NOT need to be completed by shareholders tendering shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

 [ ] Check here if any certificate representing shares tendered hereby has been lost, stolen, destroyed or mutilated and completely fill in the information on page 14. If you have lost certificates valued at $100,000 or more, or if these certificates are part of an estate or trust, please call Wachovia Bank, N.A. at (800) 829-8432 for additional instructions. Complete the affidavit on page 14 only if you cannot locate some or all of your Lone Star common stock certificate(s). Please print clearly.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it, or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facilities") pursuant to Section 2 of the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver their Share certificates and all other documents that this Letter of Transmittal requires to the Depositary by the Expiration Date (as defined in the Offer to Purchase) (or who are unable to comply with the procedure for book-entry transfer on a timely basis) must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase under the heading "Guaranteed Delivery." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                 -----------------------------------------------

    DTC Account Number:                 Transaction Code Number:
                        --------------                           --------------
[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                   ---------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

    Name of Institution which Guaranteed Delivery:
                                                --------------------------------

    DTC Account Number:
                         -------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Lone Star Steakhouse & Saloon, Inc., a Delaware corporation (the "Company"), the above-described shares (the "Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated May 17, 2002, receipt of which is hereby acknowledged and any supplements or amendments thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all rights, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as hereinafter defined);

          (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that:

          (a) the undersigned has a net long position in Shares at least equal to the Shares being tendered and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

          (b) when and to the extent the Company accepts the Shares for payment, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, restrictions or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of this Offer.

     The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes.

     The undersigned understands that the Company will determine a single per Share price (not in excess of $22.50 nor less than $20.50 per Share) that it will pay for the Shares validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the Purchase Price that will allow it to buy up to 4,000,000 Shares pursuant to the Offer, and that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price, Shares not purchased because of proration and Shares not purchased because they were conditionally tendered.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment pro rata with Shares tendered by other stockholders, fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered owner if the Company does not accept for payment any of the Shares represented by such certificates or tendered by such book-entry transfer.

     The undersigned understands that he may condition his tender of Shares upon the acceptance by the Company of a designated number of Shares tendered hereby, as described in Section 1 of the Offer to Purchase. Such a conditional tender may be made by completing the box under the heading "Conditional Tender." If such box is not completed, the tender will be deemed to be unconditional.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
NOTE:    SIGNATURES MUST BE PROVIDED. (SEE PAGE 8)

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

CHECK ONLY ONE BOX

IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES.

[ ] $20.50                  [ ] $21.625
[ ] $20.625                 [ ] $21.75
[ ] $20.75                  [ ] $21.875
[ ] $20.875                 [ ] $22.00
[ ] $21.00                  [ ] $22.125
[ ] $21.125                 [ ] $22.25
[ ] $21.25                  [ ] $22.375
[ ] $21.375                 [ ] $22.50
[ ] $21.50

     IF PORTIONS OF SHARE HOLDINGS ARE BEING TENDERED AT DIFFERENT PRICES, USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED (SEE INSTRUCTION 5). ODD LOTS (SEE INSTRUCTION 8).

                                 ODD LOT TENDER

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, on the date of tender, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] is the beneficial owner, on the date of tender, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that
    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, on the date of tender, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                               CONDITIONAL TENDER

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in Sections 1 and 2 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     Minimum number of Shares that must be purchased, if any are purchased:

                                                 Shares
                        ------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 9)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased is to be issued in the name of someone other than the undersigned.

Issue:
[ ] check:
[ ] certificate(s) to:

Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 9)

     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail:
[ ] check:
[ ] certificate(s) to:

Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 6)

                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:                               , 2002
      ------------------------------

     Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Number
        ------------------------------------------------------------------------
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
                       ---------------------------------------------------------

Name:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Dated:                                , 2002
       ------------------------------

                                  INSTRUCTIONS

                     FORMING PART OF THE TERMS OF THE OFFER

     1. Guarantee of Signature.  No signature guarantee is required if either
(a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, or (b) such Shares are tendered for the account of a financial institution that is a member of a registered National Securities Exchange, a member of the Stock Transfer Association's Approved Medallion Program (such as STAMP, SEMP or MSP) or a commercial bank or trust company having an office, branch or agency in the United States (each being referred to as an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are to be forwarded with it to the Depositary or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered by a book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).

     Stockholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing (including the price at which the Shares are being tendered) and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. If certificates have been lost, please see Instruction 13. Pursuant to such procedure, the certificates for all physically tendered Shares, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     The Company will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by Sections 1 and 2 of the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the stockholder must check the box indicating the price per Share at which he is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price.

     6. Signatures On Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

          (b) If the Shares are registered in the names or two or more joint owners, each such owner must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered owner(s). Signature(s) on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person(s) other than the registered owner(s);

          (b) Shares not tendered or not accepted for purchase (in the circumstances permitted in the Offer) are to be registered in the name of any person(s) other than the registered owner(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered by the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any stockholder who owns beneficially, on the date of tender, an aggregate of fewer than 100 Shares and who tenders all of his Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lot Tender" is completed.

     9. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased and/or checks are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     10. Irregularities. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of the Letter of Transmittal or from your local broker, dealer, commercial bank or trust company.

     12. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information Regarding Backup Withholding" below. Failure to provide the information on the form may subject the tendering stockholder to 30% federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part 2 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the form is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all such payments thereafter until a TIN is provided to the Depositary.

     13. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your Shares has been lost, stolen, misplaced or destroyed, you should contact Wachovia Bank, N.A., the transfer agent for the Company's Common Stock, at (800) 829-8432 (toll free), for instructions. The affidavit of loss on page 14 will then be required to be submitted together with this letter of transmittal in order to receive payment for Shares that are tendered and accepted for payment. A bond is required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Wachovia Bank, N.A. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

     IMPORTANT: This Letter of Transmittal or a manually signed facsimile of it (together with certificates for Shares or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary on or before the Expiration Date.

             IMPORTANT TAX INFORMATION REGARDING BACKUP WITHHOLDING

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to that individual's exempt status obtainable from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on a payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                              SUBSTITUTE FORM W-9
            PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                       PAYER'S NAME: WACHOVIA BANK, N.A.

-------------------------------------------------------------------------------------------------------------------
 PART 1 - PLEASE PROVIDE YOUR TIN AND CERTIFY BY SIGNING
 AND DATING BELOW

------------------------------
 Social Security Number or
    Employer ID Number
-------------------------------------------------------------------------------------------------------------------

 PART 2 - CERTIFICATIONS - under penalties of perjury, I (See instruction 12) certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b)
 I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.  [ ]
 ------------------------------------------------------------------------------------------------------------------
 PART 3 - Awaiting TIN  [ ]
------------------------------------------------------------------------------------------------------------------
 PART 4 - For Payee Exempt from Backup Withholding Exempt  [ ]
-------------------------------------------------------------------------------------------------------------------

 Please fill in your name and address below.

 ------------------------------------------------------------------------------------------------------------------
 Name

------------------------------------------------------------------------------------------------------------------
 Address (number and street)

------------------------------------------------------------------------------------------------------------------
 City, State and Zip Code

 CERTIFICATE INSTRUCTIONS -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out
 Item (2). If you are exempt from backup withholding, check the box in Part 4 above.
-------------------------------------------------------------------------------------------------------------------

 Signature                                                            Date                            , 2002
           -------------------------------------------------------         --------------------------

-------------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
           OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                   Date                      , 2002
          ------------------------------         --------------------

                 AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)

THIS AFFIDAVIT CAN ONLY BE USED UNTIL THE EXPIRATION DATE. AFTER THE EXPIRATION
            DATE PLEASE CALL WACHOVIA BANK, N.A. AT (800) 829-8432.

                 AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)

STATE OF                                                       )

                                                               )

                                                               )        SS.

                                                               )

COUNTY OF                                                      )

     The undersigned (hereinafter called "Deponent"), being duly sworn, deposes and says that:

     (1) Deponent is an adult whose mailing address is:

--------------------------------------------------------------------------------

and is the owner of or is acting in a representative or fiduciary capacity with respect to certain securities (describe type of security, identification number and number of shares or face value):

     Certificate No(s):
                       -----------------------

issued by Lone Star Steakhouse & Saloon, Inc. and registered in the name of:

---------------------------------------------

     (2) Deponent further says that the aforesaid security or securities (hereinafter called the "Original," whether one or more) have been lost, stolen, destroyed or misplaced under the following circumstances:

--------------------------------------------------------------------------------

     (3) That said Original (was) (was not) endorsed. (If endorsed, describe form of endorsement and state whether signatures was guaranteed.)

     (4) Deponent has made or caused to be made diligent search for Original, and has been unable to find or recover same, and that Deponent was the unconditional owner of Original at the time of loss, and is entitled to the full and exclusive possession thereof; that neither the Original nor the rights of Deponent therein have, in whole or in part, been assigned, transferred, hypothecated, pledged or otherwise disposed of, in any manner whatsoever, and that no person, firm or corporation other than Deponent has any right, title, claim, equity or interest in, to, or respecting Original or the proceeds thereof, except as may be set forth in Statement (5) following.

     (5) (If Deponent's interest in the Original is in a representative or fiduciary capacity, indicate below the designation of such capacity, i.e., Administrator, Executor, etc. and the title of the estate, as follows):

     Deponent is ____________ of the estate of ____________;
(Specify names of any other persons having an interest in the Original. List them below and indicate the nature of their interest, such as heir, legatee, etc.)

                           NAME              INTEREST
                           ----              --------


     (6) Deponent makes this affidavit for the purpose of requesting and inducing Lone Star and its agents to issue new securities in substitution for the Original and Seaboard Surety Company to assume liability in respect thereof under its Indemnity Bond.

     (7) Deponent agrees that if said Original should ever come into Deponent's hands, custody or power, Deponent will immediately and without consideration surrender Original to Lone Star, its transfer agents, subscription agents, trustees or Seaboard Surety Company for cancellation.

     Signed, sealed and dated: ________________________, 2002

                 SIGNATURE OF DEPONENT                                     SIGNATURE OF DEPONENT




Sworn to and subscribed before me this __ day of          Sworn to and subscribed before me this __ day of
____________________, 2002.                               ____________________, 2002.

                     NOTARY PUBLIC                                             NOTARY PUBLIC


(Affix Notarial Seal)                                     (Affix Notarial Seal)
My Commission expires: ____________                       My Commission expires: ____________

                         SEE BELOW TERMS AND CONDITIONS
          FOR SHAREOWNER LOST CERTIFICATE REPLACEMENTS UNDER $100,000

Replacement Insurance Premium Calculation for lost common stock certificates.

----------------------------    X            $0.29            =    ----------------------------
        Shares Lost                    Insurance Premium                Total Premium Due*
                                           Per Share

* The minimum premium due is $25.00

Please make your check payable to Seaboard Surety Company and enclose it with this Letter of Transmittal.

    TERMS AND CONDITIONS FOR SHAREHOLDER LOST CERTIFICATE REPLACEMENTS UNDER
                                    $100,000

     By signing this Letter of Transmittal, I certify that I am the lawful owner of the shares described on the front of this form, that these shares have not been pledged or endorsed and that no other person, firm, corporation, agency or government has asserted any right or title, claim equity or interest in this (these) certificate(s). I have made a diligent search for the certificate(s), and I have been unable to find it (them). I hereby agree (for myself, my heirs, assigns and personal representatives), in consideration of the exchange of the shares represented by certificates(s), to completely indemnify, protect and hold harmless Seaboard Surety Company, Lone Star Steakhouse & Saloon, Inc., Wachovia Bank, N.A., UBS Warburg LLC or their respective successors and affiliates collectively, from and against any and all losses, costs and damages that they may be subject to, or liable for, as a result of the action taken in honoring the affidavit provided. I agree that this form is attached to and made part of a blanket bond underwritten by Seaboard Surety Company to protect the foregoing, Lone Star Steakhouse & Saloon, Inc., Wachovia Bank, N.A. and UBS Warburg LLC. I agree to surrender the certificate(s) for its (their) cancellation if I find it
(them) at any time.

[ ] Check here if tendered shares are being delivered by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility and complete the following:

Name of
Tendering Institution:
                       ---------------------------------------------------------

Account
No.:
    ----------------------------------------------------------------------------

Transaction
Code No.:
         -----------------------------------------------------------------------

[ ] Check here if shares are being tendered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

Name(s) of
Registered Holder(s):
                      ----------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery: ------------ , 2002

Name of Institution that
Guaranteed Delivery:
                    ------------------------------------------------------------

Window Ticket
Number (if any):
                ----------------------------------------------------------------

                           THE INFORMATION AGENT IS:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                         Call Toll Free: (888) 750-5834
                Bankers and Brokers Call Collect: (212) 750-5833

                             THE DEALER MANAGER IS:

                                  UBS Warburg
                                299 Park Avenue
                         New York, New York 10171-0026
                                 (212) 821-5005